UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2009

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On April 24, 2009, Jarden Corporation (the “Company” or “Jarden”) entered into Amendment No. 11 to its Credit Agreement (as defined below) (the “Credit Agreement Amendment”) amending certain provisions of the Credit Agreement, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, as borrower, the lenders and letter of credit issuers party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent for the lenders and letter of credit issuers, Citicorp USA, Inc., as syndication agent for the lenders and letter of credit issuers and Bank of America, N.A., National City Bank of Indiana and SunTrust Bank, as co-documentation agents for the lenders and letter of credit issuers. The Credit Agreement Amendment is to be effective as of April 28, 2009.

Pursuant to the terms of the Credit Agreement Amendment (i) the Company will be permitted to issue, and incur indebtedness under, permitted senior notes (as defined in the Credit Agreement Amendment); (ii) the Company will have the ability to extend the maturity date to January 24, 2012, with respect to Revolving Loans (as defined in the Credit Agreement) in an aggregate amount of not more than $100,000,000, subject to receipt of commitments therefor and upon satisfaction of the terms and conditions set forth in the Credit Agreement Amendment; and (iii) certain other agreements, obligations, covenants, representations and warranties of the parties thereto have been amended, modified and/or supplemented.

In connection with the execution of the Credit Agreement Amendment, each existing guarantor under the Credit Agreement consented to the terms of the Credit Agreement Amendment and agreed that the terms of the Credit Agreement Amendment shall not affect in any way its obligations and liabilities under any loan document by executing that certain Consent, Agreement and Affirmation of Guaranty (the “Consent, Agreement and Affirmation of Guaranty”).

A copy of the Credit Agreement Amendment and Consent, Agreement and Affirmation of Guaranty are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference as though they were fully set forth herein. The foregoing summary description of the Credit Agreement Amendment and the Consent, Agreement and Affirmation of Guaranty and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Agreement Amendment and the Consent, Agreement and Affirmation of Guaranty, copies of which are attached hereto.

Underwriting Agreement

On April 27, 2009, the Company (and the subsidiary guarantors party thereto) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Barclays Capital Inc., for themselves and acting as representatives of the several underwriters identified therein (collectively, the “Underwriters”), providing for the offer and sale by the Company of $300.0 million aggregate principal amount of 8% Senior Notes due 2016 (the “Offering”).

The notes are being issued and sold pursuant to Company’s automatic shelf registration statement on Form S-3 (No. 333-158801) (the “Registration Statement”) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) on April 27, 2009. The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification and obligations of the parties. The Company has also agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make in respect of those liabilities.

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated herein by reference to this Current Report on Form 8-K and into the Registration Statement.

Certain of the Underwriters or their respective affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to the Company, certain of the Company’s executive officers and the Company’s affiliates in the ordinary course of business. An affiliate of Deutsche Bank Securities Inc. is the administrative agent and an affiliate of SunTrust Robinson Humphrey, Inc. is a co-documentation agent under the Credit Agreement and affiliates of certain of the Underwriters are lenders under the Credit Agreement. The net proceeds of the Offering will be used to repay indebtedness under the Credit Agreement. SunTrust Robinson Humphrey, Inc. is the administrator under the Company’s amended and restated receivables securitization facility. In addition, Barclays Capital Inc. acted as sole underwriter in a sale by the Company of 12 million shares of its common stock that closed on April 27, 2009. In addition, an affiliate of Macquarie Capital (USA) Inc. is the majority shareholder of, and the Company has a nonvoting minority interest in, Chartreuse et Mont Blanc Global Holdings S.C.A., a Luxembourg entity which owns the manufacturer of Rossignol skis.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” under the heading “Amendment to Credit Agreement” of this Form 8-K, which discussion is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 27, 2009, by and among Jarden Corporation, the subsidiary guarantors named therein and the Underwriters party thereto.

10.1	Amendment No. 11 to Credit Agreement, dated as of April 24, 2009, among Jarden Corporation, Deutsche Bank AG New York Branch, as administrative agent, and each lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2009

JARDEN CORPORATION

By:	/s/ John E. Capps
Name: John E. Capps Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit
1.1	Underwriting Agreement, dated April 27, 2009, by and among Jarden Corporation, the subsidiary guarantors named therein and the Underwriters party thereto.

10.1	Amendment No. 11 to Credit Agreement, dated as of April 24, 2009, among Jarden Corporation, Deutsche Bank AG New York Branch, as administrative agent, and each lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty.